UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 22, 2006


                          JACK HENRY & ASSOCIATES, INC.
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            (Exact name of Registrant as specified in its Charter)


                Delaware              0-14112                  43-1128385
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 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

                663 Highway 60, P.O. Box 807, Monett, MO 65708
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             (Address of principal executive offices) (zip code)

     Registrant's telephone number, including area code:   (417) 235-6652


        (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a.-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02      Results of Operations and Financial Condition.

      On August 22, 2006, Jack Henry & Associates, Inc. issued a press release announcing 2006 fourth quarter results, the text of which is attached hereto as Exhibit 99.1.


 Item 9.01      Financial Statements and Exhibits.

      (d)       Exhibits

                99.1 Press release dated August 22, 2006.




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

 Date: August 22, 2006    By:  /s/ Kevin D. Williams
                          --------------------------
                          Kevin D. Williams
                          Chief Financial Officer